SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events [Text Block]
17. SUBSEQUENT EVENT

In March 2014, IOM I-B entered into an agreement to sell the Ulysses to an unrelated third party for net sale proceeds of $25.5 million and the Ulysses was delivered to the buyer on March 11, 2014. The principal amount of Term Notes outstanding in IOM I-B in March 2014 following the scheduled payment on February 1, 2014 was $39.7 million and the net sale proceeds of $25.5 million will be used to partially repay this amount. The shortfall of $14.2 million will be repaid from the restricted cash balance in IOM I-B in the second quarter of 2014 in accordance with the terms of the Indenture.